EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sarasota BanCorporation, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christine L. Jennings, President and Chief Executive Officer of the Company, and Susan K. Flynn, Vice President and Chief Financial Officer of the
Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
    /s/ Christine L. Jennings
    -------------------------------------
    Christine L. Jennings
    President and Chief Executive Officer
    March 26, 2003



    /s/ Susan K. Flynn
    ----------------------------------------------
    Susan K. Flynn
    Sr. Vice President and Chief Financial Officer
    March 26, 2003